EXHIBIT 10.1

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

$850,000,000 Term Loan B

dated as of

November 8, 2007

among

ENTERPRISE GP HOLDINGS L.P.

As Borrower

The Term Loan B Lenders Party Hereto,

CITICORP NORTH AMERICA, INC.,

as Administrative Agent

___________________________

CITIGROUP GLOBAL MARKETS INC.

and

LEHMAN BROTHERS INC.

as Co-Arrangers and Joint Bookrunners

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of November 8, 2007 (the “First Amendment Closing Date”), among ENTERPRISE GP HOLDINGS L.P., a Delaware limited partnership (the “Borrower”); the TERM LOAN B LENDERS party hereto; and CITICORP NORTH AMERICA, INC., as Administrative Agent.

PRELIMINARY STATEMENT

Borrower, the Administrative Agent, and the lenders party thereto, have entered into that certain Third Amended and Restated Credit Agreement, dated as of August 24, 2007 (as hereafter amended, modified, restated and/or extended, the “Credit Agreement”), pursuant to which the Lenders have agreed to provide the Borrower with a credit facility pursuant to which (i) the Lenders committed to make revolving credit loans in a principal amount of up to $200,000,000 outstanding at any time and Term Loan A in an original principal amount of $125,000,000; and (ii) the Term Loan A-2 Lenders committed to make Term Loan A-2 in an original principal amount of $850,000,000.

The Borrower now requests that the Administrative Agent amend the Credit Agreement to change certain terms thereof, including, among other things, to refinance all of the Term Loan A-2 with the proceeds of a Term Loan B in an amount equal to $850,000,000 as contemplated by Section 9.17 of the Credit Agreement, and the Administrative Agent and Term Loan B Lenders have agreed to do so.

Borrower, Administrative Agent and the Term Loan B Lenders wish to execute this First Amendment to evidence such agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and pursuant to Section 9.17 of the Credit Agreement, the Borrower, the Administrative Agent, and the Term Loan B Lenders agree to amend the Credit Agreement as follows (all capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement):

ARTICLE I

AMENDMENTS

Section 1.01            Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding, modifying, or deleting the following defined terms, as applicable:

(a)                 The definition of “Agreement” is deleted in its entirety and replaced with the following:

““Agreement” means this Third Amended and Restated Credit Agreement dated as of August 24, 2007, among Enterprise GP Holdings L.P., a Delaware limited partnership; the Lenders party hereto; Citicorp North America, Inc., as Administrative Agent and Citibank, N.A., as Issuing Bank, as amended by the First Amendment.”

(b)                 The definition of “Commitment” is deleted in its entirety and replaced with the following:

““Commitment” means, with respect to each Lender, such Lender’s Revolving Credit Commitment, Term Loan A Commitment, Term Loan A-2 Commitment, or Term Loan B Commitment, as applicable.”

(c)	The definition of “First Amendment ” is hereby added in proper alphabetical order:

““First Amendment” means the First Amendment to Third Amended and Restated Credit Agreement, dated as of November 8, 2007, among Enterprise GP Holdings L.P., a Delaware limited partnership; the Term Loan B Lenders party thereto; and Citicorp North America, Inc., as Administrative Agent, to be effective as of the First Amendment Effective Date.”

(d)                 The definition of “First Amendment Effective Date” is hereby added in proper alphabetical order:

““First Amendment Effective Date” shall have the meaning set forth in Section 3.02 of the First Amendment.”

(e)                 The definition of “Lenders” is deleted in its entirety and replaced with the following:

““Lenders” means the Persons listed on Schedule 2.01 and Schedule 2.01(d) and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.”

(f)	The definition of “Loans” is deleted in its entirety and replaced with the following:

““Loans” means Term Loan A, Term Loan A-2, Term Loan B and the Revolving Credit Loans made pursuant to this Agreement.”

(g)                 The definition of “Maturity Date” is deleted in its entirety and replaced with the following:

““Maturity Date” means, with respect to (i) the Revolving Credit Loans, the fifth anniversary of the Effective Date; (ii) with respect to Term Loan A, the fifth anniversary of the Effective Date; (iii) with respect to Term Loan A-2, May 5, 2008, and (iv) with respect to Term Loan B, the seventh anniversary of the First Amendment Effective Date, unless accelerated pursuant to Article VII hereof.”

(h)                 The definition of “Repricing Transaction” is hereby added in proper alphabetical order:

““Repricing Transaction” means the incurrence by Borrower of any Indebtedness that is secured from banks and/or institutional investors in financings that are similar, in substance, to the facilities provided for in the Credit Agreement (i) having an effective interest rate margin or weighted average yield (to be determined by the Administrative Agent consistent with generally accepted financial practice, after giving effect to, among other factors, margins, upfront or similar fees or original issue discount shared with all lenders or holders thereof but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof) that is less than the Term Loan B Interest Rate or the weighted average yield (to be determined by the Administrative Agent on the same basis) of Term Loan B, and (ii) the proceeds of which are used to repay, in whole or in part, principal of the outstanding Term Loan B.”

(i)                  The definition of “Term Commitment” is deleted in its entirety and replaced with the following:

““Term Commitment” means, as to each Lender, the commitment of such Lender to make Term Loans in the amount set forth opposite such Lender’s name under “Term Loans” on Schedule 2.01 or “Commitment” on Schedule 2.01(d), as the same may be modified from time to time to reflect any increase from time to time pursuant to Section 2.20 and any assignment permitted by Section 9.04.”

(j)                  The definition of “Term Loan B” is hereby deleted in its entirety and replaced with the following:

““Term Loan B” means a Loan made pursuant to Section 2.01(d) hereof.”

(k)                 The definition of “Term Loan B Commitment” is hereby added in proper alphabetical order:

““Term Loan B Commitment” means, as to each Term Loan B Lender, the commitment of such Term Loan B Lender to make an Term Loan B in the amount set forth opposite such Term Loan B Lender’s name under “Commitment” on Schedule 2.01(d), as the same may be modified from time to time to reflect any assignment permitted by Section 9.04.”

(l)                  The definition of “Term Loan B Interest Rate” is hereby added in proper alphabetical order:

““Term Loan B Interest Rate” means LIBO Rate plus 2.25%. In the event that Section 2.14 is applicable, the Term Loan B Interest Rate shall be the Alternate Base Rate plus 1.25%.”

(m)                The definition of “Term Loan B Lenders” is hereby added in proper alphabetical order:

““Term Loan B Lenders” means the Lenders with respect to the Term Loan B Commitment in the amount set forth opposite such Lender’s name under “Commitment” on Schedule 2.01(d), as the same may be modified from time to time to reflect any assignment permitted by Section 9.04.”

(n)                 The definition of “Term Loans” is deleted in its entirety and replaced with the following:

““Term Loans” means, collectively, Term Loan A, Term Loan A-2, and Term Loan B.”

Section 1.02            Amendment to Section 2.01. Section 2.01 of the Credit Agreement is hereby amended by adding the following Section 2.01(d):

“(d)        Subject to the terms and conditions set forth herein, each of the Term Loan B Lenders agrees to make a Term Loan B to the Borrower not to exceed its Term Loan B Commitment. The amount of such Term Loan B shall not exceed the outstanding principal of (and all accrued and unpaid interest on) Term Loan A-2 at the time such Term Loan B is entered into, and in no event shall the sum of the Commitments of all Lenders under this Agreement including the principal amount of such Term Loan B exceed $1,200,000,000. The Term Loan B shall be fully advanced on the First Amendment Effective Date, and the Term Loan B Lenders shall have no obligation to make any additional advance under the Term Loan B after such date. Any amount repaid under the Term Loan B may not be reborrowed. All amounts outstanding under the Term Loan B shall bear interest in accordance with Section 2.13(c) hereof.”

Section 1.03             Amendment to Section 2.09. Section 2.09(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a)        The Term Commitment of each Lender, other than the Term Loan B Commitment, shall terminate at the close of business on the Effective Date. The Term Loan B Commitment shall terminate at the close of business on the First Amendment Effective Date.”

Section 1.04             Amendment to Section 2.10. Sections 2.10(d) through Section 2.10(g) of the Credit Agreement are hereby deleted in their entirety and replaced by the following Sections 2.10(d) through Section 2.10(g):

“(d)        Term Loan B. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the ratable account of the holders of Term Loan B the unpaid principal amount and all accrued and unpaid interest on Term Loan B as follows: (i) 1% of the original outstanding balance of Term Loan B shall be made on December 31st of each year commencing December 31, 2008, with all amounts outstanding repaid no later than the Maturity Date.

(e)           Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(f)           The entries made in the accounts maintained pursuant to paragraph (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(g)          Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender promissory notes in the amount of such Lender’s Revolving Credit Commitment, Term Loan A Commitment, Term Loan A-2 Commitment, or Term Loan B Commitment, as applicable, payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in substantially the form of Exhibit F-1, Exhibit F-2, Exhibit F-3, or Exhibit F-4, as appropriate. Thereafter, the Loans evidenced by such promissory notes and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).”

Section 1.05            Amendment to Section 2.11. Sections 2.11(b), (c) and (e) of the Credit Agreement are hereby deleted in their entirety and replaced by the following Sections 2.11(b), (c) and (e):

“(b)        Each prepayment pursuant to Section 2.11(a) shall be applied to reduce the Loan designated by Borrower or if no designation is made pro rata as to all Loans. Each prepayment of any Term Loans shall be applied pro rata to reduce the remaining scheduled principal installments of such Term Loan (pro rata among the Lenders holding such Term Loan) pursuant to Section 2.10(b), (c), or (d) as applicable, in direct order of maturity for the twelve (12) months immediately following such prepayment and thereafter ratably to reduce future scheduled installments next due on the Loans. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

(c)          The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment (or not later than 11:00 a.m., New York City time on the date of termination if all of the Commitments are being terminated), or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Credit Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing pursuant to Section 2.11(a) shall be in an amount that is an integral multiple of $1,000,000 and (i) with respect to the Revolving Loans, the Term Loan A, and the Term Loan A-2, not less than $1,000,000 in the case of an ABR Borrowing and not less than $3,000,000 in the case of a Eurodollar Borrowing, and (ii) with respect to the Term Loan B, not less than $3,000,000. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.”

“(e)        All prepayments of the Revolving Loans, the Term Loan A, and the Term Loan A-2 shall be payable without premium or penalty, except for compensation required by Section 2.16 and/or any other provision of this Agreement. Notwithstanding the foregoing, with respect to any voluntary prepayments, in whole or in part, of the Term Loan B within one (1) year after the First Amendment Effective Date made in connection with any Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of the Term Loan B Lenders, a prepayment premium in an amount equal to one percent (1%) of the principal amount so prepaid.”

Section 1.06            Amendment to Section 2.13. Sections 2.13(a) through (c) of the Credit Agreement are hereby deleted in their entirety and replaced by the following:

“(a)        The Loans (other than Term Loan A-2 Loans and Term Loan B Loans) comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate for ABR Loans.

(b)          The Loans (other than Term Loan A-2 Loans and Term Loan B Loans) comprising each Eurodollar Borrowing shall bear interest at the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate for Eurodollar Loans.

(c)          All amounts outstanding under Term Loan B shall bear interest at the Term Loan B Interest Rate.”

Section 1.07             Amendment to Section 5.08(a). Section 5.08(a) of the Credit Agreement is hereby amended by adding the following as the last sentence thereof:

“Notwithstanding anything contained in this Agreement to the contrary, the proceeds of Term Loan B will be used only to fully or partially repay amounts outstanding under Term Loan A-2.”

Section 1.08             Amendment to Section 9.04(b). Section 9.04(b) of the Credit Agreement is hereby amended by (i) replacing each of the two phrases “with respect to Term Loan A and Term Loan A-2” set forth in such Section 9.04(b) with the phrase “with respect to Term Loan A, Term Loan A-2 and/or Term Loan B”; and (ii) replacing each of the two phrases “in the case of Term Loan A-2” set forth in such Section 9.04(b) with the phrase “in the case of Term Loan A-2 and/or Term Loan B”.

Section 1.09             Amendment to Schedules. The attached Schedule 2.01(d) is hereby added to and made part of the Credit Agreement in proper sequential order.

Section 1.10             Amendment to Exhibits. The attached Exhibit F-4 is hereby added to and made part of the Credit Agreement in proper sequential order.

ARTICLE II

SECURITY INTEREST

Section 2.01             Existing Collateral. Borrower, in its capacity as Borrower under the Credit Agreement and it its capacity as Pledgor under the Security Instruments, acknowledges and agrees that the Collateral pledged pursuant to the Loan Documents shall continue to secure the payment and performance of its Obligations under the Credit Agreement as amended by this First Amendment and hereby grants and re-grants the security interests of the Security Instruments to secure the Obligations.

Section 2.02             Ratification. Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this First Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained herein or therein. Borrower acknowledges and affirms the security interests and Liens granted by it under each of the Security Instruments.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND EFFECTIVENESS

Section 3.01	Representations and Warranties. Borrower represents and warrants that:

(a)                   this First Amendment has been duly authorized, executed and delivered on its behalf; the Credit Agreement, as amended hereby, together with the other Loan Documents to which Borrower is a party, constitute valid and legally binding agreements of Borrower enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)                 the representations and warranties of Borrower contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than those representations and warranties that expressly relate to a specific earlier date, which are required to be true and correct in all material respects as of such earlier date); and

(c)                  after giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

Section 3.02            Effectiveness. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when, and only when the Administrative Agent notifies the Borrower of the satisfaction of the following conditions:

(a)                 Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this First Amendment signed on behalf of such party or (ii) written evidence satisfactory to Administrative Agent (which may include telecopy transmission of a signed signature page of this First Amendment) that such party has signed a counterpart of this First Amendment;

(b)                 Administrative Agent shall have received resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the general partner of the Borrower authorizing the execution, delivery and performance of this First Amendment on behalf of the Borrower, attached to an original certificate of an authorized officer of the general partner of the Borrower, dated as of the First Amendment Closing Date certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by the general partner of the Borrower, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the First Amendment Closing Date, (iv) that the agreement of limited partnership of the Borrower has not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of the general partner of the Borrower executing this First Amendment;

(c)                 Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects (other than those representations and warranties that expressly relate to a specific earlier date, which shall be true and correct in all material respects as of such earlier date);

(d)	No Default or Event of Default shall have occurred and be continuing;

(e)                 No event shall have occurred with respect to the Borrower and its Subsidiaries, taken as a whole, which has had, or could, to the best of Borrower’s knowledge, reasonably be expected to have, a Material Adverse Effect;

(f)                 Administrative Agent or any Term Loan B Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request;

(g)                Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of counsel for the Borrower, relating to the Borrower, this First Amendment or the Transactions and any other matters as the Term Loan B Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion; and

(h)                The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower or the general partner of the Borrower, the authorization of the Transactions and any other legal matters relating to the Borrower or the general partner of the Borrower, this First Amendment, the Credit Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date upon the satisfaction of all of the foregoing conditions, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the rights and obligations of the parties hereunder shall not become effective unless the First Amendment Effective Date has occurred on or prior to November 16, 2007 and, in the event such conditions are not so satisfied or waived by such date, this First Amendment shall be null and void and of no further force and effect.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01	Effect of Amendment.

(a)                  From and after the First Amendment Closing Date, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.

(b)                 The Credit Agreement and this First Amendment shall be read and construed as one and the same instrument.

(c)                 Any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this First Amendment.

Section 4.02             Governing Law. This First Amendment shall be construed in accordance with and governed by the laws of the State of New York and of the United States of America.

Section 4.03            Counterparts. This First Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 4.04            Headings. The headings herein shall be accorded no significance in interpreting this First Amendment.

Section 4.05             Binding Effect. This First Amendment shall be binding upon and inure to the benefit of Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein.

Section 4.06             Separateness. The Term Loan B Lenders acknowledge (i) the separateness as of the date hereof of the Borrower, TEPPCO, TEPPCO GP, ETE, ETE GP, ETP, EPE Holdings, Enterprise and Enterprise GP from each other and from other Persons, (ii) that the lenders and noteholders under credit agreements with Enterprise, TEPPCO, TEPPCO GP, ETE, ETE GP, ETP, EPE Holdings or Enterprise GP, or any one or more of them, have likely advanced funds thereunder in reliance upon the separateness of the Borrower, TEPPCO, TEPPCO GP, ETE, ETE GP, ETP, EPE Holdings, Enterprise and Enterprise GP from each other and from other Persons, (iii) that each of the Borrower, TEPPCO, TEPPCO GP, ETE, ETE GP, ETP, EPE Holdings, Enterprise and Enterprise GP have assets and liabilities that are separate from those of each other and from those of other Persons, (iv) that the Loans and other obligations owing under the Loan Documents have not been guaranteed by Enterprise, Enterprise GP, TEPPCO, TEPPCO GP, ETE, ETE GP, ETP, EPE Holdings or any of their respective subsidiaries, and (v) that, except as other Persons may expressly assume or guarantee any of the Loan Documents or obligations thereunder, the Term Loan B Lenders shall look solely to the Borrower and its property and assets, and any property pledged as collateral with respect to the Loan Documents, for the repayment of any amounts payable pursuant to the Loan Documents and for satisfaction of any obligations owing to the Lenders under the Loan Documents and that none of TEPPCO, TEPPCO GP, ETE, ETE GP, ETP, EPE Holdings, Enterprise, Enterprise GP or any of their respective subsidiaries is personally liable to the Lenders for any amounts payable, or any liability, under the Loan Documents.

Section 4.07             Funding of Term Loan B. The funding of the Term Loan B Loans and repayment of the principal of the Term Loan A-2 Loans shall be effected without the wire transfer or other movement of funds by the automatic conversion of each outstanding Term Loan A-2 of a Lender to a Term Loan B of such Lender having the same Type and, if applicable, Interest Period upon the occurrence of the First Amendment Effective Date. For all relevant purposes, each such automatic conversion will be deemed (i) to be an advance to the Borrower in the relevant amount by the relevant Term Loan B Lender of its Term Loan B and (ii) to be a payment of principal in such amount by the Borrower on the Term Loan A-2 of such Term Loan B Lender. Each Term Loan B Lender waives any required notice of any such deemed payment, and the Borrower designates all such deemed payments to be applied to reduce the respective Term Loans A-2.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ENTERPRISE GP HOLDINGS L.P.,
a Delaware limited partnership

By:	EPE Holdings, LLC,
a Delaware limited liability company,
its general partner

By:	/s/ W. Randall Fowler
Name: W. Randall Fowler
Title:	Executive Vice President and Chief
Financial Officer

[Signature Page to First Amendment to EPE Third Amended and Restated Credit Agreement]

CITICORP NORTH AMERICA, INC.,

as Administrative Agent and as a Term B Lender

By:	/s/ J. Christopher Lyons
Name:	J. Christopher Lyons
Title:	Vice President

[Signature Page to First Amendment to EPE Third Amended and Restated Credit Agreement]

                                                            LEHMAN COMMERCIAL PAPER INC.,

as Term Loan B Lender

By:	/s/ Diane Albanese
Name:	Diane Albanese
Title:	Authorized Signatory

[Signature Page to First Amendment to EPE Third Amended and Restated Credit Agreement]

SCHEDULE 2.01(d)

TERM LOAN B COMMITMENTS

Enterprise GP Holdings

Lender	Commitment
Citicorp North America, Inc.	$425,000,000.00
Lehman Commercial Paper	$425,000,000.00
Total	$850,000,000.00

Schedule 2.01(d) - Page 1

EXHIBIT F-4

FORM OF TERM LOAN B NOTE

$_____________	_______, 200__

Enterprise GP Holdings L.P., a Delaware limited partnership (the “Borrower”), for value received, promises and agrees to pay to ______________________________ (the “Lender”), or to its order, at the payment office of Citicorp North America, Inc., as Administrative Agent, at [______________________________], the principal sum of ______________________________ AND NO/100 DOLLARS ($_____________), or such lesser amount as shall equal the aggregate unpaid principal amount of the Term Loan B owed to the Lender under the Credit Agreement, as hereafter defined, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount as provided in the Credit Agreement for such Term Loan B, at such office, in like money and funds, for the period commencing on the date of each such Term Loan B until such Term Loan B shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

This note evidences the Term Loan B owed to the Lender under that certain Third Amended and Restated Credit Agreement dated as of [______________], 2007, by and among the Borrower, Citicorp North America, Inc., individually and as Administrative Agent, Citibank, N.A., as Issuing Bank and the other financial institutions parties thereto (including the Lender), as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of [________________], 2007, among Borrower; the Term Loan B Lenders party thereto, and Citicorp North America, Inc., as Administrative Agent (the “First Amendment”, and together with the Third Amended and Restated Credit Agreement, and all other amendments or supplements thereto, the “Credit Agreement”), and shall be governed by the Credit Agreement. Capitalized terms used in this note and not defined in this note, but which are defined in the Credit Agreement, have the respective meanings herein as are assigned to them in the Credit Agreement.

The Lender is hereby authorized by the Borrower to endorse on Schedule A (or a continuation thereof) attached to this note, the Type of each Term Loan B owed to the Lender, the amount and date of each payment or prepayment of principal of each such Term Loan B received by the Lender and the Interest Periods and interest rates applicable to each Term Loan B, provided that any failure by the Lender to make any such endorsement shall not affect the obligations of the Borrower under the Credit Agreement or under this note in respect of such Term Loan B.

This note may be held by the Lender for the account of its applicable lending office and, except as otherwise provided in the Credit Agreement, may be transferred from one lending office of the Lender to another lending office of the Lender from time to time as the Lender may determine.

Except only for any notices which are specifically required by the Credit Agreement or the other Loan Documents, the Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including but not limited to notice of intent to accelerate and

Exhibit F-4 – Page 1

notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

The Credit Agreement provides for the acceleration of the maturity of this note upon the occurrence of certain events and for prepayment of Term Loan B upon the terms and conditions specified therein. Reference is made to the Credit Agreement for all other pertinent purposes.

This note is issued pursuant to and is entitled to the benefits of the Credit Agreement and is secured by the Security Instruments.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

ENTERPRISE GP HOLDINGS L.P.,
a Delaware limited partnership

By:	EPE Holdings, LLC,
a Delaware limited liability company,
its general partner

By:
Name:
Title:

Exhibit F-4 – Page 2

SCHEDULE A

TO

TERM LOAN B NOTE

This note evidences each Term Loan B owed to the Lender under the Credit Agreement, in the principal amount set forth below and the applicable Interest Periods and rates for each such Term Loan B, subject to the payments of principal set forth below:

SCHEDULE

OF

TERM LOAN B AND PAYMENTS OF PRINCIPAL AND INTEREST

Date	Interest Period	Rate	Principal Amount of Loan	Amount of Interest Paid or Prepaid	Interest Paid	Balance of Loans	Notation Made by
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______
____	______	_____	_________	________	_________	________	_______

Exhibit F-4 – Page 3